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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James Tilley, the President and Chief Executive Officer of Evans Bancorp, Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge: (1) that the Quarterly Report of Evans Bancorp, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Evans Bancorp, Inc. This certification is made to comply with the provisions of
Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

Date: August 4, 2004

       By     /s/ James Tilley
              --------------------------------------
       Name:  James Tilley
       Title: President and Chief Executive Officer
              (Principal Executive Officer)